UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 4, 2014, the Company received a funding of $111,250 (including an original issue discount of $11,250) pursuant to a $445,000 Promissory Note, as amended (the “Note”) dated February 20, 2014 with JMJ Financial (“Lender”). The Company received $100,000 of proceeds, net of original issue discount. The Company had previously received proceeds of $175,000 pursuant to two funding installments in February and April, 2014, in the aggregate amount of $194,688 (including $19,688 original issue discounts), as disclosed in the Company’s Form 10-Q as of June 30, 2014. In August, 2014 the Lender converted $17,304 of principal and interest related to the February, 2014 financing, into 700,000 shares of the Company’s common stock.

The Note matures twenty four months from the date funded, has a one-time 10% interest charge if not paid within 90 days, and is convertible at the option of the Lender into shares of the Company’s common stock at the lesser of $0.042 per share or 60% of the average of the two lowest closing prices in the 25 trading days prior to conversion.  The Note might be accelerated if an event of default occurs under the terms of the Note, including the Company’s failure to pay principal and interest when due, certain bankruptcy events or if the Company is delinquent in its SEC filings.

The foregoing description of the Note is not intended to be complete and is qualified in its entirety by the complete text of the Note attached as Exhibit 10.1, to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The descriptions of the securities described in Item 1.01 issued by the Company are incorporated herein. The issuances were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	$445,000 Promissory Note, dated February 20, 2014, with JMJ Financial

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: September 5, 2014

/s/ William J. Caragol
William J. Caragol
Chief Executive Officer